(Loss) Earnings per Share	12 Months Ended
Dec. 31, 2021
Earnings Per Share [Abstract]
(Loss) Earnings per Share
Note 19. (Loss) Earnings per Share
Basic (loss) earnings per share is computed by dividing net (loss) income by the weighted average number of common shares outstanding during the period. For the years ended December 31, 2020 and 2019, preferred shares are treated as participating securities and therefore are included in computing earnings per common share using the two-class
method. The
two-class
method is an earnings allocation formula that calculates basic and diluted net earnings per common share for each class of common stock separately based on dividends declared and participation rights in undistributed earnings as if the earnings for the year had been distributed. As the preferred stockholders do not participate in losses, for any periods with a net loss, there is no allocation to participating securities in the period.
No undistributed earnings or losses were allocated to the preferred shares for the year ended December 31, 2021. As of the closing of the Business Combination, the Wilco Holdco Series A Preferred shares were no longer outstanding.

The calculation of both basic and diluted (loss) earnings per share for the periods indicated below was as follows (in thousands, except per share data):

	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019
Basic and diluted (loss) earnings per share:
Net (loss) income	$(782,028)	$(298)	$9,749
Less: Net (loss) income attributable to non-controlling interest	(3,700)	5,073	4,400
Less: Income allocated to participating securities	—	—	535

(Loss) income available to common stockholders	$(778,328)	$(5,371)	$4,814

Weighted average shares outstanding (1)	165,805	128,286	128,286

Basic and diluted (loss) earnings per share	$(4.69)	$(0.04)	$0.04

(1)
The weighted-average number of shares outstanding in periods presented prior to the closing of the Business Combination has been retrospectively adjusted based on the exchange ratio established through the transaction.

There were no preferred or other dividends declared during any period presented.
For the periods presented, the following securities were not required to be included in the computation of diluted shares outstanding, as their impact would have been anti-dilutive. Figures presented are based on the number of underlying Class A common shares following the Business Combination (in thousands):

	Year Ended
	December 31, 2021	December 31, 2020	December 31, 2019
Warrants	9,867	—	—
Restricted shares (1)	1,323	—	—
Stock options	775	—	—
RSUs	404	—	—
RSAs	448	—	—

Total	12,817	—	—

(1)
Represents a portion of the 2.0 million restricted shares distributed following the Business Combination to holders of unvested Incentive Common Units under the Wilco Acquisition, LP 2016 Equity Incentive Plan. Refer to Note 10—
Share-Based Compensation
for further details.

15.0 million Earnout Shares and 8.6 million Vesting Shares were excluded from the calculation of basic and diluted per share calculations as the vesting thresholds have not yet been met as of the end of the reporting period.